                                                                     Rule 497(c)
                                                          Regulation No. 33-6418
                                                      1940 Act File No. 811-4946


                           THOMPSON PLUMB FUNDS, INC.
                           1200 JOHN Q. HAMMONS DRIVE
                            MADISON, WISCONSIN 53717
                              PHONE: (608) 831-1300
                                     (800) 999-0887
                              WWW.THOMPSONPLUMB.COM

                           THOMPSON PLUMB SELECT FUND

                                   PROSPECTUS
                                DECEMBER 1, 2001



                                [Madison Artwork]





















         This Prospectus contains important information about the Thompson Plumb Select Fund, a no-load mutual fund managed by Thompson, Plumb & Associates, Inc.

         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

RISK/RETURN SUMMARY............................................................................................... 3

FEES AND EXPENSES................................................................................................. 5

INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS....................................................................... 6

         Investment Objective..................................................................................... 6
         Principal Strategies..................................................................................... 6
         Risks    ................................................................................................ 6
         Other Strategies and Risks............................................................................... 7

MANAGEMENT........................................................................................................ 8

         Investment Advisor....................................................................................... 8
         Portfolio Managers....................................................................................... 9

HOW TO BUY SHARES................................................................................................. 9

         General  ................................................................................................ 9
         Purchase Procedures...................................................................................... 10
         Exchange of Fund Shares.................................................................................. 13
         Availability of Money Market Fund........................................................................ 14

HOW TO SELL SHARES................................................................................................ 14

         General  ................................................................................................ 14
         Redemption Procedures.................................................................................... 14
         Receiving Redemption Proceeds............................................................................ 16
         Other Redemption Information............................................................................. 17

OTHER INFORMATION................................................................................................. 18

         Determination of Net Asset Value......................................................................... 18
         Authorized Broker-Dealers................................................................................ 18
         Dividends and Distributions.............................................................................. 19
         Taxes    ................................................................................................ 19
         Retirement Plans......................................................................................... 19
         Privacy Policy........................................................................................... 20
         Website  ................................................................................................ 21


                               RISK/RETURN SUMMARY

         Investment Objective. The Thompson Plumb Select Fund (the Fund) seeks a high level of long-term capital appreciation, while assuming reasonable risk.

         Principal Strategies. In pursuit of our objective, we invest in a select portfolio of companies that we believe are undervalued and have the potential for growth. We invest primarily in common stocks and securities convertible into common stocks. Under normal circumstances, the Fund will maintain positions in about 20 to 40 companies.

         In selecting investments for the Fund, we analyze both the quality of the company and its business and the company's market valuation relative to its intrinsic business value. The Fund typically invests in average or higher quality businesses when their shares are trading at significant discounts, typically 25% to 40%, to our estimates of intrinsic values.

         We believe higher quality businesses possess most of the following characteristics:

         -        Good growth prospects
         -        Leading market positions
         -        Consistent operating history
         -        Capable management
         - High barriers to entry and other competitive or technological advantages
         -        Attractive returns on equity and assets
         -        Relatively low debt burdens

         The intrinsic value of a business is the present value of the cash that can be taken out of it in the future. We estimate a company's intrinsic value through the use of proprietary models based on discounted free cash flow methodologies and "cross-checked" with historical absolute and relative valuation measures.

         The Fund may invest in companies of any market capitalization range, but given our investment criteria, the Fund may occasionally gravitate toward companies in certain size ranges that are then generally regarded as undervalued.

         We sell positions in companies when their market valuations rise significantly above our estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.

         Risks. An investment in the Fund is subject to risks, including the possibility that its share price and total return may decline as a result of a decline in the value of its portfolio of common stocks. As a result, loss of money is a risk of investing in the Fund. The common stocks in which the Fund invests fluctuate in value due to changes in the securities markets, general economic conditions, and factors that particularly affect the issuers of these stocks and their industries. Our value investment style may underperform the growth style of investing and the stock markets generally during periods that favor faster growing companies and "momentum" stocks.

         The Fund may invest a significant portion of its assets from time to time in relatively few companies or industries. The Fund is not "diversified" within the meaning of the Investment Company Act of 1940. A "diversified" fund is one that, with respect to 75% of its total assets, does not invest more than 5% of its total assets in a single company and does not own more than 10% of the outstanding voting securities of any single company. To the extent the Fund invests in a small number of companies or industries, the Fund will be subject to the risk that events or developments affecting an individual company or industry will significantly affect the Fund's overall performance. The Fund may not invest more than 25% of its net assets in securities of companies within a single industry.

         The Fund is suitable if you are looking for capital appreciation by investing in a select group of higher quality companies whose stocks are undervalued, have a long-term perspective, and can accept more volatility than that of larger, more diversified funds.

         Performance. No annual performance information is available for the Fund because it commenced operations in December 2001.

                                FEES AND EXPENSES

         This summary describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT). Because the Fund is a no-load fund, you pay no fee or sales charges when you buy, sell or exchange shares. However, you will be charged a fee (currently $15.00) when you have redemption proceeds paid to you by wire transfer.

         ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)



         Management Fees                                                       1.00%

         Distribution (12b-1) Fees                                             None

         Other Expenses                                                        0.60%

         Total Annual Fund Operating Expenses(1)                               1.60%

         Less:  Fee Waiver and/or Expense Reimbursement(2)                    (0.30)%
                                                                              ------

         Net Expenses                                                          1.30%


---------------------

(1) Annual fund operating expenses are based on management's estimates of anticipated other expenses of the Fund for the fiscal year ending November 30, 2002. Actual expenses may vary from those indicated.

(2) The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Fund from December 1, 2001 through November 30, 2002 so that its operating expenses do not exceed 1.30% of its average daily net assets.

Example:

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The assumed return does not represent actual or future performance and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:


                        1 YEAR                 3 YEARS
                        ------                 -------

                        $132                   $476


                   INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS


    INVESTMENT OBJECTIVE

         The Select Fund seeks a high level of long-term capital appreciation, while assuming reasonable risk.

    PRINCIPAL STRATEGIES

         We invest in a select portfolio of companies we believe are undervalued and have growth potential. In making investments for the Fund, we consider both the quality of the company and its market valuation relative to its intrinsic business value. The term "reasonable risk" refers to our judgment that investments in certain common stocks would not present a higher than normal risk of loss over time in light of current and reasonably anticipated general market and economic conditions, trends in dividend yields and interest rates, and fiscal and monetary policies. Our investment style of selecting quality, under-valued companies also may serve to control downside risk. We normally maintain a portfolio of common stocks and securities convertible into common stocks of approximately 20 to 40 companies, which we believe will generate the highest returns of all the companies we consider. We believe that a careful selection of a limited number of companies offers the potential for superior performance over larger, more generalized portfolios. Although current income is not our primary objective, we anticipate that capital appreciation is accompanied by growth through dividend income.

    RISKS

         Value Style. The Fund is subject to "style" risk, which is the risk that our holdings of value stocks may underperform growth stocks or the equity markets generally from time to time. Similarly, we will make investment mistakes and discover that certain companies in which we may invest were properly valued and not undervalued as we thought, or that there were reasons they were out of favor in the investment community.

         Common Stocks. The Fund invests primarily in common stocks and securities convertible into common stocks. Common stocks fluctuate in value for various reasons, including changes in the equities markets, general economic or political changes, interest rate changes, and factors particularly affecting the issues of stocks and their industries.

         Investment in Smaller Companies. The Fund may invest in companies with smaller market capitalizations (under $1 billion) and which may be traded only in the over-the-counter market. Stocks that are undervalued tend to be those of smaller companies rather than large companies which generally receive considerable market attention. We believe smaller companies are often undervalued in the marketplace and therefore carry a greater potential for capital appreciation. However, stocks of smaller companies are subject to greater price volatility than stocks of large companies and may have less market liquidity.

         Select Portfolio; Diversification. The Fund maintains a smaller portfolio of stocks than most stock mutual funds. The Fund is not "diversified" within the meaning of the Investment Company Act of 1940. Although as a matter of policy, the Fund will not own more than 10% of any company at time of purchase, it may invest more than 5% of its total assets in one company. The Fund's share price and total return may be more volatile than those of other stock funds because its portfolio is relatively limited. Moreover, when the Fund invests a significant portion of its assets in any one company, its performance may be dependent on matters particularly affecting that company.

         Industry Risks. From time to time, the Fund may invest a significant portion of its assets in companies within a single industry or group of related industries. If the Fund has significant investments in a single industry or related industries, the Fund will be vulnerable to events, developments or conditions affecting those industries.

    OTHER STRATEGIES AND RISKS

         Other Securities. Although we strive to invest substantially all of the Fund's assets in common stocks and securities convertible into common stocks of companies that are undervalued and have growth potential, we are selective in making investments, and the Fund will not always be substantially invested in companies that meet our criteria. Accordingly, the Fund may also invest in other securities, including fixed-income securities such as preferred stocks, bonds and short-term instruments. Short-term instruments may consist of commercial paper, certificates of deposit, U.S. Treasury bills, variable rate demand notes, repurchase agreements and money market funds. The value of fixed-income securities is affected primarily by changes in interest rates, average maturities and credit quality. The price of fixed-income securities typically moves in the opposite direction of interest rates, with movements in interest rates having a greater effect on securities of longer maturities than those of shorter maturities. Moreover, if an issuer's creditworthiness deteriorates, the price of fixed-income securities may decline because of an increased risk of default.

         The fixed-income securities in which the Fund invests are generally investment grade, meaning that they are rated in one of the four highest rating categories by Standard & Poor's Rating Service or Moody's Investor Service, Inc., although the Fund will have the right to invest up to 5% of its total assets in fixed-income securities rated below investment grade. Non-investment grade securities, commonly referred to as "high-yield/high-risk" or "junk" bonds, are considered speculative with regard to the issuer's capacity to pay interest and repay principal. They are subject to special risks, including possible issuer default or bankruptcy, lack of liquidity and sensitivity to adverse economic events or developments specific to the issuer.

         When we believe stocks of companies that meet our criteria are in short supply or when we are otherwise unable to locate an adequate number of such stocks, the Fund may hold a significant portion of its assets in fixed-income securities and short-term instruments. We will generally reduce the Fund's holdings of these other securities as more attractive equity investments become available. The Fund's holdings of these other securities will make it more difficult for the Fund to achieve its objective of a high-level of capital appreciation and limit the Fund's ability to participate in market advances and declines.

         Portfolio Turnover. The Fund generally does not purchase securities for short-term trading; we invest in companies with their long term prospects in mind. However, when appropriate, we will sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which would adversely affect the Fund's performance, and result in increased taxable gains and income to you.

         Change in Investment Objective. The Fund's investment objective may be changed by the Board of Directors without shareholder approval. However, the Board does not plan to change the Fund's objective.

         Temporary Defensive Positions. The Fund may invest, without limitation, in short-term instruments and investment-grade debt securities for temporary defensive purposes in response to adverse market, economic and other conditions that could expose the Fund to a decline in value. These temporary defensive positions are inconsistent with the Fund's principal investment strategies and make it harder for the Fund to achieve its objective.

                                   MANAGEMENT

    INVESTMENT ADVISOR

         Thompson, Plumb & Associates, Inc. (the Advisor), 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, acts as investment advisor and administrator for the Fund. Since 1984, the Advisor has provided investment advice to individuals and institutional clients with substantial investment portfolios. The Advisor also serves as the investment advisor and administrator for the Thompson Plumb Growth Fund, Thompson Plumb Balanced Fund, and Thompson Plumb Bond Fund. The Advisor has managed each Thompson Plumb Fund since its inception. As of October 31, 2001, the Advisor had approximately $1.2 billion in assets under management.

         The Advisor manages the investment of the Fund's assets, provides the Fund with personnel, facilities and administrative services and supervises the Fund's daily business affairs, all subject to the oversight of the Fund's Board of Directors. The advisory agreement, pursuant to which the Advisor is retained by the Funds, provides for compensation to the Advisor at the annual rate of 1.00% of the first $50 million of average daily net assets of the Fund, and 0.90 of 1% of average daily net assets in excess of $50 million.

    PORTFOLIO MANAGERS

         Clint A. Oppermann and John C. Thompson serve as co-portfolio managers for the Fund.

         Clint A. Oppermann is Assistant Vice President of Thompson Plumb Funds, Inc. and has worked as a portfolio manager for the Advisor since August 1999. Prior to joining the Advisor, he was a portfolio manager at Firstar Investment Research and Management Company from November 1997 to July 1999 and a Consultant for Semradek & Company, Inc. (a site selection and incentives negotiation consulting firm) from August 1995 to October 1997. Mr. Oppermann has B.S. degrees in Economics and Mathematics from the University of Wisconsin and a M.A. in Finance from the Wharton School at the University of Pennsylvania. He is a Chartered Financial Analyst.

         John C. Thompson is Vice President of Thompson Plumb Funds, Inc. and has worked as a portfolio manager for the Advisor since 1993. Mr. Thompson is also co-portfolio manager for the Thompson Plumb Growth Fund. Mr. Thompson has a B.S. degree in Mechanical Engineering from the University of Wisconsin and an MBA from the University of Chicago. He is a Chartered Financial Analyst.

                                HOW TO BUY SHARES

    GENERAL

         You may buy shares of the Fund without a sales charge. The price you pay for the shares will be based on the net asset value per share determined at the end of the business day on which your purchase order is received by Firstar Mutual Fund Services, LLC (Firstar), the Fund's transfer agent, or received by a broker-dealer authorized by the Fund or its designated intermediary. You need to complete the Account Application and submit it to Firstar in order to purchase Fund shares. The Fund reserves the right to reject any purchase order for any reason. Shares generally may not be purchased by persons residing outside the United States.

         Please call Thompson Plumb Funds at 1-800-999-0887 or (608) 831-1300 if you have any questions about purchasing shares of the Fund.

         The investment minimums for purchases of shares of the Fund are as follows:


         To open an account:            $1,000 ($250 for IRAs)

         To add to an account:          $100 ($50 for Automatic Investment Plan
                                        and Automatic Exchange Plan)


    PURCHASE PROCEDURES

         You may buy shares of the Fund in the following ways:


Method                                           Steps To Follow
------                                           ---------------

By Mail:                                         To Open a New Account:

Thompson Plumb Funds, Inc.                       1.       Complete the Account Application.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                                     2.       Make your check payable to "Thompson
Milwaukee, WI 53201-0701                                  Plumb Funds" (note: your purchase must meet
                                                          the applicable minimum). No third party
                                                          checks, credit card checks or money orders
                                                          will be accepted.

                                                 3.       Send the completed Account Application
                                                          and check to the applicable address listed
                                                          to the left (note: $25 charge for checks
                                                          returned for insufficient funds).


By Personal Delivery/Express Mail:               To Add to an Existing Account:

Thompson Plumb Funds, Inc.                       1.       Complete the Additional Investment form
c/o Firstar Mutual Fund Services, LLC                     included with your account statement
615 East Michigan Street                                  (or write a note with your account
Milwaukee, WI 53202                                       number).

                                                 2.       Make your check payable to "Thompson
                                                          Plumb Funds." No third party checks,
                                                          credit card checks or money orders will
                                                          be accepted.

                                                 3.       Send the Additional Investment form (or
                                                          note) and  check to the applicable
                                                          address listed to the left (note: $25
                                                          charge for checks returned for
                                                          insufficient funds).



By Wire or Electronic Funds Transfer:                               To Open a New Account:

Wire To:          Firstar Bank, N.A.                                1.       Complete and return the Account
                  ABA 042000013                                              Application form to Firstar  at  the
                                                                             applicable address set forth above.
Credit:           c/o Firstar Mutual Fund Services, LLC
                  Account 112-952-137                               2.       Call Firstar at 1-800-999-0887 before
Further Credit:   (Name of Thompson Plumb Fund)                              making the wire transfer and provide
                  (Account Number)                                           your name, account number,  address,
                  (Your Name)                                                social security or tax identification
                                                                             number,  the amount being wired, the
Note:  Amounts sent by wire or electronic  funds transfers must be           name of your bank and the  name  and
received by Firstar before 3:00 p.m.  Central Time in order to buy           phone number of your bank's contact
shares that day.  Also, you are responsible for any charges that             person.
your bank may impose for effecting the wire or electronic funds
transfer.                                                           3.       Instruct your bank (which must be a
                                                                             member of, or have a correspondent
                                                                             relationship with a member of, the
                                                                             Federal Reserve System for wire
                                                                             transfers, or must be an Automated
                                                                             Clearing House member for electronic
                                                                             funds transfers) to wire the funds as
                                                                             shown to the left (note: $25 charge
                                                                             for insufficient or unavailable funds
                                                                             or your negligence).

                                                                    To Add to an Existing Account:

                                                                    1.       Follow steps 2 and 3 above, and make
                                                                             sure you give Firstar your correct
                                                                             account number.

Automatic Investment Plan:                                          To Open an Account:

(Note: This plan may be suspended, modified or terminated           Not Applicable.
at any time.)
                                                                    To Add to an Existing Account:

                                                                    1.       Call Firstar at 1-800-999-0887 to
                                                                             obtain an Automatic Investment Plan
                                                                             Application.


                               2. Complete the Automatic Investment Plan Application to authorize the transfer of funds from your bank account, include a voided check with the application and indicate how often (monthly, bimonthly, quarterly or yearly) you wish to make automatic investments.

                               3. Indicate the amount of the automatic investments (must be at least $50 per investment).

                               4.       Your bank will deduct the automatic
                                        investment amount you have selected
                                        from your checking account on the
                                        business day of your choosing, and
                                        apply that amount to the purchase of
                                        fund shares. (Note: you will be
                                        charged $25 for any automatic
                                        investments that do not clear due to
                                        insufficient funds or the closing of
                                        your account without notifying the
                                        Funds or Firstar.)

                               To Change or Stop an Automatic
                               Investment Plan:

                               1.       Call Firstar at 1-800-999-0887.
                                        Firstar will take your request and
                                        give you a confirmation number; or

                               2.       Write a letter requesting your change
                                        to:

                               Thompson Plumb Funds, Inc.
                               c/o Firstar Mutual Fund Services, LLC
                               P.O. Box 701
                               Milwaukee, WI 53201-0701



Through Broker-Dealers and Other Service Providers:                 You may purchase shares of the Fund through a
                                                                    broker-dealer, institution or other service
                                                                    provider, who may charge a commission or other
                                                                    transaction fee. Certain features of the Fund
                                                                    may not be available or may be modified in
                                                                    connection with the program offered by your
                                                                    service provider. The service provider, rather
                                                                    than you, may be the shareholder of record of
                                                                    Fund shares, and may be responsible for
                                                                    delivering Fund reports and other
                                                                    communications about the Fund to you.


    EXCHANGE OF FUND SHARES

         You may exchange shares of the Fund for shares of another Thompson Plumb Fund without a fee or sales charge. The exchange of shares can be made by mail by completing an Exchange Application (available from Firstar or Thompson Plumb Funds) or by telephone unless you have declined this option on your Account Application. If you have a joint account, only one joint tenant's authorization is required for a telephone exchange. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.

         The basic rules for exchanges are as follows:

         - You must own shares of the Fund for at least 15 days before you can exchange them for shares of another Thompson Plumb Fund.

         - Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but less than $100,000.

         - We reserve the right to limit the number of times you may exchange Fund shares.

         Automatic Exchange Plan. You may also make regular monthly exchanges from one Thompson Plumb Fund to another through our Automatic Exchange Plan. You may participate by completing the Automatic Exchange Plan Application, which may be obtained from the Fund or Firstar. You must establish an account for each Thompson Plumb Fund with at least $1,000 before you can make automatic exchanges. You determine the amount that will be automatically exchanged (which must be at least $50) and the day of each month the exchange will be made.

         Tax Treatment for Exchanges. An exchange of shares from one Thompson Plumb Fund to another is treated as a sale of the shares being exchanged and any gain on the transaction may be subject to income tax.

    AVAILABILITY OF MONEY MARKET FUND

         If you elect on the Account Application, you may withdraw some or all of your investment in the Fund and reinvest the proceeds the same day in the Firstar Money Market Fund. You may also move that investment back into the Fund. Your use of this privilege is subject to the purchase and redemption amounts set forth in the Firstar Money Market Fund prospectus. There is no charge for this privilege. However, the Fund receives a fee from Firstar Money Market Fund for certain distribution and support services at the annual rate of 0.20% of the average daily net asset value of the Firstar Money Market Fund shares that are issued as a result of exchanges of Fund shares. This privilege may be modified or terminated at any time.

                               HOW TO SELL SHARES



    GENERAL

         You may redeem (sell back to the Fund) all or some shares of the Fund at any time by sending a written request to Firstar. A Redemption Request Form is available from the Fund or Firstar. The price you receive for the shares will be based on the net asset value per share next determined after the redemption request is received in proper form by Firstar or by a broker-dealer authorized by the Fund or its designated intermediary. Please call Thompson Plumb Funds at 1-800-999-0887 or (608) 831-1300 if you have any questions about redeeming shares of the Fund.

    REDEMPTION PROCEDURES

         You may redeem Fund shares in the following ways:

Method                                                        Steps to Follow
------                                                        ---------------

By Mail:
         Thompson Plumb Funds, Inc.                            1.       A written request for redemption (or the
         c/o Firstar Mutual Fund Services, LLC                          Redemption Request form) must be signed
         P.O. Box 701                                                   exactly as the account is registered and
         Milwaukee, WI 53201-0701                                       include the account number and the amount
                                                                        to be redeemed.



By Personal Delivery/Express Mail:                             2.       Send the written redemption request and any
                                                                        certificates for the shares being redeemed
         Thompson Plumb Funds, Inc.                                     to the applicable address listed to the left.
         c/o Firstar Mutual Fund Services, LLC
         615 East Michigan Street                              3.       Signatures  may need to be  guaranteed.  See
         Milwaukee, WI 53202                                            "Signature Guarantees."

Systematic Withdrawal Plans:                                   You can elect to participate in our Systematic
                                                               Withdrawal Plan by completing the Systematic Withdrawal
                                                               Plan Application which is available from the Fund or
                                                               Firstar. This plan allows you to arrange for automatic
                                                               withdrawals from your Fund account into a pre-authorized
                                                               bank account. You select the schedule for systematic
                                                               withdrawals, which may be on a monthly basis or in
                                                               certain designated months. You also select the amount of
                                                               each systematic withdrawal, subject to a $50 minimum. To
                                                               begin systematic withdrawals, you must have a Fund
                                                               account valued at $10,000 or more. The Systematic
                                                               Withdrawal Plan may be terminated or modified at any
                                                               time.

By Telephone:                                                  1.       Call Firstar at 1-800-999-0887.

                                                               2.       Provide your account number and the amount
                                                                        to be redeemed.

                                                               3.       Telephone redemptions are subject to a $25,000
                                                                        maximum.

                                                               4.       Firstar will send the proceeds from a telephone
                                                                        redemption only  to the shareholder of record at
                                                                        the address shown on its records.

                                                               Firstar will accept telephone redemptions only if you
                                                               have so indicated on your account application.

                                                               By accepting the telephone redemption option, you
                                                               authorize Firstar to act upon the instruction of any
                                                               person by telephone to redeem shares from your account,
                                                               and you assume some risk for unauthorized transactions.
                                                               We have procedures designated to reasonably assure that
                                                               the telephone instructions are genuine, including
                                                               recording telephone



                                                               conversations, requesting personal information and
                                                               providing written confirmation of transactions, and we
                                                               will be liable to you if you suffer a loss from our
                                                               failure to abide by these procedures.

Through Broker-Dealers, Institutions and Other                 You may redeem Fund shares through broker-dealers,
Service Providers:                                             institutions and other service providers, who may charge
                                                               a commission or other transaction fee for processing the
                                                               redemption for you.


    RECEIVING REDEMPTION PROCEEDS

         You may request to receive your redemption proceeds by mail or by wire or electronic funds transfer. No redemption will be effective until all necessary documents have been received in proper form by Firstar or the Fund. Firstar will delay sending redemption proceeds for 15 days from their purchase date or until all payments for the shares being redeemed have cleared, whichever occurs first.


Method                                                        Steps to Follow
------                                                        ---------------

By Mail:                                                      Firstar mails checks for redemption proceeds within
                                                              seven days after it receives the request and all
                                                              necessary documents. The check will be mailed to the
                                                              address on your account (unless you request that it
                                                              be sent to a different address which would require a
                                                              signature guarantee). There is no charge for mailing
                                                              out redemption checks. Your redemption checks will be
                                                              mailed unless you expressly request that it be sent
                                                              by wire or electronic fund transfer.



By Wire/Electronic Funds Transfer:                            At your written request and with a guaranteed
                                                              signature on your redemption request, Firstar will
                                                              send you your redemption proceeds by wire or
                                                              electronic funds transfer to your designated bank
                                                              account. Redemption proceeds sent by wire transfer
                                                              ordinarily will be made the business day immediately
                                                              after Firstar receives the request. Redemption
                                                              proceeds by electronic fund transfer will be made
                                                              within two or three days after Firstar receives the
                                                              request. You will be charged a fee (currently $15)
                                                              for each wire transfer. There is no charge for
                                                              electronic fund transfers. You will be responsible
                                                              for any charges that your bank may impose for
                                                              receiving wire or electronic fund transfers.



    OTHER REDEMPTION INFORMATION

         Signature Guarantees. For your protection, your signature on a redemption request must be guaranteed by an institution eligible to provide them under federal or state law (such as a bank, savings and loan, or securities broker-dealer) under any of the following circumstances:

         -        The redemption is for $25,000 or more.

         - The proceeds are to be sent to someone other than the registered account holder of the shares being redeemed.

         - The proceeds are to be sent to an address other than the registered address on the account.

         -        If you want to change ownership registration on your account.

         - If you have requested a change of address within 30 days prior to the redemption request.

         - If you request that the redemption proceeds be sent by wire or electronic fund transfer.

         Closing of Small Accounts. Your account in the Fund may be terminated if, as a result of any transfer, exchange or redemption of shares in the account, the aggregate net asset value per share of the remaining shares in the account falls below $750. We will notify you at least 30 days in advance of our intention to terminate the account to allow you an opportunity to restore the account balance to at least $750. Upon any such termination, we will send you a check for the proceeds of redemption.

         Suspension of Redemptions. Your right to redeem shares in the Fund and the date of payment by the Fund may be suspended when: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) an emergency makes it impracticable for the Fund to sell its portfolio securities or to determine the fair value of its net assets; or (3) the Securities and Exchange Commission orders or permits the suspension for your protection.

         Excessive Account Activity. Because excessive account transactions can disrupt management of the Thompson Plumb Funds and increase the costs to all shareholders, we prohibit any shareholder from making more than three exchanges from one Thompson Plumb Fund to another Thompson Plumb Fund, or from making more than three redemptions from a Thompson Plumb Fund followed by purchases back into the same fund, in any 12-month period. We also reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.


                            OTHER INFORMATION

    DETERMINATION OF NET ASSET VALUE

         The Fund calculates its share price, also called net asset value, for both purchases and sales of shares, as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time), every day the Exchange is open. We determine the Fund's net asset value per share by adding up the total value of the Fund's investments and other assets and subtracting its liabilities, and then dividing that amount by the number of outstanding shares of the Fund. We value each Fund's investments at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded) or, where market quotations are not readily available, at fair value as determined in good faith by the Advisor pursuant to procedures established by the Fund's Board of Directors. We may value debt securities held by the Fund with remaining maturities of 60 days or less on an amortized cost basis.

    AUTHORIZED BROKER-DEALERS

         The Fund has authorized one or more broker-dealers to receive purchase and redemption orders on behalf of the Fund. These broker-dealers may designate other intermediaries to receive such orders. These authorized broker-dealers may charge customers a fee for their services. The Fund will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order. Such customer orders will be priced at the Fund's net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.

    DIVIDENDS AND DISTRIBUTIONS

         The Fund annually (generally within 60 days following its November 30 fiscal year-end) distributes substantially all of its net investment income and any net realized capital gains. All income, dividends and capital gains distributions are automatically reinvested in shares of the Fund at net asset value, without a sales charge, on the payment date, unless you request payment in cash.

         If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

    TAXES

         Dividends and distributions of income and capital gains are generally taxable when they are paid, whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or entitled to tax deferral. Income dividends are taxable as ordinary income. Capital gains are taxed at different rates depending on the length of time the Fund holds its assets. You will receive information annually on the federal tax status of the Fund's dividends and capital gains distributions.

         We expect that most of the Fund's distributions will be capital gains, in light of its investment objectives and policies.

         In the Account Application you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to do so, the Fund is required to withhold 31% of your taxable distributions and redemption proceeds.

         The foregoing tax discussion is general. You should consult your own tax advisor for more information and specific advice.

    RETIREMENT PLANS

         The Fund sponsors Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of the Fund. The IRAs available through the Fund include traditional IRAs, Roth IRAs and Education IRAs. Firstar will serve as custodian for all these types of IRA accounts sponsored by the Fund. Firstar will charge a $12.50 annual maintenance fee for each Traditional IRA or Roth IRA account and $5.00 for each Education IRA. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $25.00 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement and the Custodial Account Application are available from the Fund.

         Purchases and redemptions of shares of the Fund by IRAs and retirement plans are treated in the same manner as any other account. IRAs must meet a minimum initial investment requirement of $250 and a minimum subsequent investment requirement of $100. Redemption requests on behalf of IRA owners or retirement plans must indicate whether or not to withhold federal income tax.

         Purchases may also be made by SEP plans (Simplified Employee Benefit
Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers) and other retirement plans. Forms of SEP and SIMPLE plans are available from the Fund.

         Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.

    PRIVACY POLICY

         We strongly believe in protecting the confidentiality and security of information we collect about you. This notice describes our privacy policy and describes how we treat the information we receive about you.

         WE DO NOT SELL YOUR PERSONAL INFORMATION TO ANYONE.

         When we evaluate your request for our services, provide investment advice to you and process transactions for your account, you typically provide us with certain personal information necessary for these transactions. We may also use that information to offer you other services we provide which may meet your investment needs.

         The personal information we collect about you may include: your name, address, telephone number, social security or taxpayer identification number, assets, income, account balance, investment activity and accounts at other institutions.

         We treat information about current and former clients and their accounts in a confidential manner. Our employees may access information and provide it to third parties only when completing a transaction at your request or providing our other services to you. We may disclose information to attorneys, accountants, lawyers, securities professionals and others to assist us, or them, in providing services to you. We may also share information with the Thompson Plumb family that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform marketing or administrative services. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes. We may make additional disclosures as permitted by law.

         We also maintain physical, electronic, and procedural safeguards to protect information. Employees and our professional service representatives are required to comply with our established information confidentiality provisions.

         Generally, upon your written request, we will make available information for your review. Information collected in connection with, or an anticipation of, any claim or legal proceeding will not be made available. If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at the number shown below so we can update our records.

    WEBSITE

         Visit us online at www.thompsonplumb.com to access the Fund's performance and portfolio characteristics.

         In addition to general information about investing in our Funds, our website offers:

         -        Daily performance

         -        Access to account balances

         -        Portfolio Managers' commentaries

         -        Current press releases about Thompson Plumb Funds

         -        Prospectus and applications

         Please call (608) 831-1300 if you have any questions regarding the website.

--------------------------------------------------------- -------------------------------------------------------

                 DIRECTORS OF THE FUND                                          CUSTODIAN
                                                                            Firstar Bank, N.A.
                    George H. Austin                                    777 East Wisconsin Avenue
                                                                        Milwaukee, Wisconsin 53202
                    Mary Ann Deibele

                     John W. Feldt                                          TRANSFER AGENT AND
                                                                        DIVIDEND DISBURSING AGENT
                   Donald A. Nichols                                Firstar Mutual Fund Services, LLC
                                                                         615 East Michigan Street
          Thomas G. Plumb, CFA, Vice President                          Milwaukee, Wisconsin 53202
           Thompson, Plumb & Associates, Inc.

            John W. Thompson, CFA, President                             INDEPENDENT ACCOUNTANTS
           Thompson, Plumb & Associates, Inc.                           PricewaterhouseCoopers LLP
                                                                    650 Third Avenue South, Suite 1300
                  OFFICERS OF THE FUND                                 Minneapolis, Minnesota 55402

                 John W. Thompson, CFA
                  Chairman & Secretary                                        LEGAL COUNSEL
                                                                           Quarles & Brady LLP
                  Thomas G. Plumb, CFA                                  411 East Wisconsin Avenue
                 President & Treasurer                                  Milwaukee, Wisconsin 53202

                 John C. Thompson, CFA                                      INVESTMENT ADVISOR
                     Vice President                                 Thompson, Plumb & Associates, Inc.
                                                                        1200 John Q. Hammons Drive
                  David B. Duchow, CFA                                   Madison, Wisconsin 53717
                Assistant Vice President                                Telephone: (608) 831-1300

                Timothy R. O'Brien, CFA
                Assistant Vice President

                Clint A. Oppermann, CFA
                Assistant Vice President

--------------------------------------------------------- -------------------------------------------------------


ADDITIONAL FUND INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Fund. The SAI is on file with the Securities and Exchange Commission
(SEC) and is legally part of this Prospectus. The Fund's annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, or to ask questions about the Fund, you can contact Thompson Plumb & Associates at the telephone number or address shown to the right. Information and reports about the Fund (including the SAI) are also available at the SEC's Public Reference Room in Washington, D.C. or on the SEC's website at http://www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
                                                           SEC File No. 811-4946

                                                                     Rule 497(c)
                                                          Regulation No. 33-6418
                                                      1940 Act File No. 811-4946


                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 2001

                           THOMPSON PLUMB SELECT FUND

                           1200 JOHN Q. HAMMONS DRIVE
                            MADISON, WISCONSIN 53717
                            TELEPHONE: (608) 831-1300
                                 (800) 999-0887


         This Statement of Additional Information ("SAI") contains detailed information about the Thompson Plumb Select Fund (the "Fund"). This SAI is not a prospectus and should be read in conjunction with the Select Fund Prospectus dated December 1, 2001. The Prospectus may be obtained by contacting Thompson Plumb Funds, Inc. at the address or one of the telephone numbers listed above.

                                TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                             ----
FUND HISTORY......................................................................................................2

DESCRIPTION OF CERTAIN INVESTMENTS AND RISKS......................................................................2

INVESTMENT RESTRICTIONS...........................................................................................5

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS.......................................................7

MANAGEMENT........................................................................................................8

ADVISORY, ADMINISTRATIVE AND OTHER SERVICES.......................................................................13

PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................................15

PERFORMANCE DATA..................................................................................................17

TAXES.............................................................................................................19

CAPITAL STOCK AND OTHER SECURITIES................................................................................20

CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SHARES..............................................................21

                                  FUND HISTORY


         Thompson Plumb Funds, Inc. (the "Investment Company") is a Wisconsin corporation incorporated in 1986 and registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Growth Fund, Balanced Fund, Bond Fund and Select Fund are separate series of the Investment Company. The Growth Fund and Bond Fund each commenced operations on February 10, 1992. The Balanced Fund commenced operations on March 16, 1987. The Select Fund commenced operations on December 1, 2001. Prior to April 3, 1995, the Investment Company was known as Thompson, Unger & Plumb Funds, Inc.

                  DESCRIPTION OF CERTAIN INVESTMENTS AND RISKS

         LENDING PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies. However, absent unforeseen market and economic conditions, the Fund has no present intention to do so. In the event the Fund engages in this activity, Thompson, Plumb & Associates, Inc. (the "Advisor") will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

         REPURCHASE AGREEMENTS

         The Fund may from time to time enter into repurchase agreements, although, absent unforeseen market and economic conditions, the Fund has no present intention to do so. Repurchase agreements involve the sale of securities to a fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Fund may enter into repurchase agreements with broker-dealers who are recognized by the Federal Reserve Bank of New

York as primary dealers in U.S. Government securities and with banks. When the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. If the seller of the repurchase agreement enters a bankruptcy or insolvency proceeding, or if the seller fails to repurchase the underlying security as agreed, the Fund could experience losses that include (a) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Fund in connection with enforcing those rights, and (d) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor intends to cause the Fund to invest in repurchase agreements only when the Advisor determines that the Fund should invest in short-term money market instruments and the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds, circumstances that the Advisor does not anticipate will occur in the near future. The Advisor does not currently intend to invest the assets of the Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

         WHEN-ISSUED TRANSACTIONS

         The Fund may purchase or sell portfolio securities in when-issued transactions, although, absent unforeseen market and economic conditions, the Fund has no present intention to do so. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that the Fund remains substantially fully invested at the same time that it has entered into such transactions, which the Fund would normally expect to do, there will be greater fluctuations in the market value of the Fund's assets than if the Fund set aside cash to satisfy the purchase commitment. However, the Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be ear-marked specifically for the settlement of such commitments. The Fund will only make commitments to purchase portfolio securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Fund reserves the right to sell the securities before the settlement date if it is deemed advisable. The Fund does not currently intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Fund's net assets would consist of when-issued securities.

         ILLIQUID SECURITIES

         The Fund will not invest more than 10% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement in more than seven days after notice. For the purposes of this restriction, the Fund does not consider variable rate demand notes to be restricted securities. See "Variable Rate Demand Notes" below.

         VARIABLE RATE DEMAND NOTES

         The Fund may not purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. The investment policy of the Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor's or Moody's Investors Service, Inc.

         INVESTMENTS IN OTHER INVESTMENT COMPANIES

         An investment by the Fund in another investment company may cause the Fund to increase payments of administration and distribution expenses. Such investments are limited by investment restriction (6). See "Investment Restrictions" in this Statement of Additional Information.

         DIVERSIFICATION

         The Fund is a non-diversified fund. Accordingly, the Fund is not subject to investment restrictions on the percentage of its total assets which may be invested in any issuer, except for the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986. The Fund is permitted to, and may, from time to time, invest more than 5% of its total assets in any single company, but may own no more than 10% of the outstanding voting securities of a single company. Because the Fund is non-diversified, it may be more susceptible than a diversified fund to the risk that adverse developments in the securities markets and events or developments affecting an individual company or industry will have a significant impact on the Fund's overall performance.

         INDUSTRY RISKS

         From time to time, a significant portion of the Fund's assets may be invested in securities within a single industry or a number of related industries; however, as a fundamental policy, the Fund will not investment more than 25% of its net assets in any particular industry. Economic, business or political events or developments that affect particular industries may have a major effect on the overall performance of the Fund if a significant portion of its assets is invested in those industries.

                             INVESTMENT RESTRICTIONS

         FUNDAMENTAL RESTRICTIONS

         The Fund has adopted the following investment restrictions, none of which (except as otherwise noted) may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. The Fund may not:

                  (1) Purchase the securities of issuers conducting their principal business activities in the same industry (generally determined by their primary standard industrial code) if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its net assets, provided that there is no limitation on investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                  (2) Make loans, except through the purchase of debt obligations in accordance with the Fund's investment objective and policies and through repurchase agreements with banks, brokers, dealers and other financial institutions.

                  (3) Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While the Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of the Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

                  (4) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets, taken at cost at the time of such borrowings. Notwithstanding the prior sentence, the Fund's current intention (which may be changed without shareholder approval) is not to mortgage, pledge or hypothecate more than 5% of the value of the Fund's net assets.

                  (5) Purchase or sell real estate or commodities, except that the Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which purchase, invest in, own or sell real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

                  (6) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act currently prohibits the Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of such investment company and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another investment company.

                  (7) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

                  (8) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an "underwriter" for purposes of such Act).

         NON-FUNDAMENTAL RESTRICTIONS

         In addition to the foregoing restrictions, the Investment Company's Board of Directors has adopted the following non-fundamental restrictions, which may be changed without shareholder approval. The Fund may not:

                  (a) Purchase the equity securities of companies that have a record of less than three years continuous operation if any such purchase at the time thereof would cause more than 5% of the value of the total assets of the Fund to be invested in securities of such companies. Such period of three years includes the operation of any predecessor company or companies, partnership or individual enterprise if the company whose securities are proposed as an investment has come into existence as the result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise.

                  (b) Purchase or retain the securities of an issuer if, to the Fund's knowledge, those officers or directors of the Fund or its investment adviser who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

                  (c) Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

                  (d) Make short sales of securities.

                  (e) Participate on a joint or joint-and-several basis in any securities trading account.

                  (f) Invest in puts, calls, straddles or spreads, or combinations thereof.

                  (g) Invest more than 10% of its net assets in illiquid securities.

                  (h) Invest in oil, gas or other mineral exploration or development programs, but this shall not prohibit the Fund from investing in securities of companies engaged in oil, gas or mineral activities.

                  (i) Invest in warrants, valued at the lower of cost or market, in an amount in excess of 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value for purposes of this restriction.

                  The restrictions described above that involve a maximum percentage generally apply when an investment is made and will not be violated as a result of subsequent changes in the values of securities held by the Fund.

           DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

         Shares of the Fund are offered to the public directly by the Investment Company. Fund shares are offered and sold without a sales charge at the net asset value per share next determined after the purchase order has been received by the Fund's transfer agent. The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share is calculated by adding the total fair market value of all securities and other assets of the Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

         The Fund's net asset value is determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

         Portfolio securities which are traded on an exchange or in the over-the-counter market are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. Securities for which there are no transactions on a given day or securities not traded on an exchange or in the over-the-counter market are valued at the average of the most recent bid and asked prices. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Board of Directors of the Investment Company. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

         Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes and certain preferred stocks in which the Fund may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         The Fund intends to pay all redemptions in cash. Redemption proceeds ordinarily will be sent within seven days after receipt of the redemption request and all necessary documents. The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing;
(b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                                   MANAGEMENT

         Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of all of the Thompson Plumb Funds are managed under the direction of, the Board of Directors of the Investment Company. The Advisor is delegated responsibility for the Fund's investment management, and the officers of the Investment Company are delegated responsibility for the Fund's operations.

         Information pertaining to the directors and officers of the Investment Company is set forth below. Unless indicated, the address of each director and officer is 1200 John Q. Hammons Drive, Madison, Wisconsin 53717. Each director of the Investment Company oversees all of the Funds. An asterisk (*) indicates those directors who are "interested persons" of the Investment Company for purposes of the 1940 Act.

                                               POSITION(S) HELD WITH                PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                       THOMPSON PLUMB FUNDS, INC.              DURING PAST FIVE YEARS
---------------------                       --------------------------              ----------------------
George H. Austin, 71*                       Director                           Retired since July 2001; prior
302 Glacier Drive                                                              thereto, Director of Research and
Madison, Wisconsin 53705                                                       Portfolio Manager of the Advisor from
                                                                               March 1994 to July 2001; prior
                                                                               thereto, Director of Investments of
                                                                               the Wisconsin Alumni Research
                                                                               Foundation from 1976 to 1994; a
                                                                               Chartered Financial Analyst.

                                            POSITION(S) HELD WITH                PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                    THOMPSON PLUMB FUNDS, INC.              DURING PAST FIVE YEARS
---------------------                    --------------------------              ----------------------
Mary Ann Deibele, 65                     Director                           Retired since September 1994; prior
20029 Reichardt Road                                                        thereto, Director and member of the
Kiel, Wisconsin 53042                                                       executive committee of Household
                                                                            Utilities, Inc. (a high tech sheet
                                                                            metal fabricating facility).

David B. Duchow, 33                      Assistant Vice President           Portfolio Manager of the Advisor
                                                                            since December 1996; formerly,
                                                                            Associate Portfolio Manager of the
                                                                            Advisor from January 1994 to December
                                                                            1996; Investment Analyst of the
                                                                            Advisor since September 1992;
                                                                            Marketing Representative for the
                                                                            Prudential Co. from December 1991 to
                                                                            September 1992; a Chartered Financial
                                                                            Analyst.

John W. Feldt, 59                        Director                           Senior Vice President of Finance of
150 East Gilman Street                                                      the University of Wisconsin Foundation
Madison, Wisconsin 53703                                                    since 1984; prior thereto, Vice
                                                                            President of Finance for the
                                                                            University of Wisconsin Foundation.

Donald A. Nichols, 60                    Director                           Professor of Economics at the
1180 Observatory Drive                                                      University of Wisconsin since 1966;
Madison, Wisconsin 53706                                                    Chairman, Department of Economics from
                                                                            1983 to 1986 and from 1988 to 1990;
                                                                            Director of the Center for Research
                                                                            on the Wisconsin economy; Member of
                                                                            the Board of Advisors of the American
                                                                            Players Theatre since 1993; Economic
                                                                            Adviser to the Governor of the State
                                                                            of Wisconsin from 1982 through 1986;
                                                                            Consultant to National Economic
                                                                            Research Associates during 1985.

Timothy R. O'Brien, 42                   Assistant Vice President           Portfolio Manager of the Advisor since
                                                                            October 1998; Investment Analyst of
                                                                            the Advisor since October 1997;
                                                                            Lieutenant Colonel in the Wisconsin
                                                                            Air National Guard; Adjunct Professor
                                                                            at Upper Iowa University since 1995;
                                                                            a Chartered Financial Analyst.

                                            POSITION(S) HELD WITH                PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                    THOMPSON PLUMB FUNDS, INC.              DURING PAST FIVE YEARS
---------------------                    --------------------------              ----------------------
Clint A. Oppermann, 31                   Assistant Vice President           Portfolio Manager of the Advisor since
                                                                            August 1999; Portfolio Manager of
                                                                            Firstar Investment Research &
                                                                            Management Company, L.L.C. from 1997
                                                                            to August 1999; Site Selection
                                                                            Consultant for Semradek & Co. from
                                                                            1995 to 1997; a Chartered Financial
                                                                            Analyst.

Thomas G. Plumb, 49*                     President, Treasurer and Director  Vice President of the Advisor since co-founding it in June 1984;
                                                                            formerly, Vice President of Firstar
                                                                            Bank Madison, N.A., Investment
                                                                            Management Division, from December
                                                                            1983 to June 1984 and various officer
                                                                            and other management responsibilities
                                                                            at Firstar Bank Madison, N.A. from
                                                                            November 1979 to December 1983; a
                                                                            Chartered Financial Analyst.

John C. Thompson, 33                     Vice President                     Portfolio Manager of the Advisor since
                                                                            December 1996; Associate Portfolio
                                                                            Manager of the Advisor from January
                                                                            1994 to December 1996; Investment
                                                                            Analyst for the Advisor since March
                                                                            1993; a Chartered Financial Analyst.

John W. Thompson, 58*                    Chairman, Secretary and Director   President of the Advisor since
                                                                            co-founding it in June 1984;
                                                                            Treasurer of the Advisor since
                                                                            October 1993; formerly, First Vice
                                                                            President and Division Manager of the
                                                                            Investment Management Division of
                                                                            Firstar Bank Madison, N.A. from
                                                                            September 1979 until June 1984; a
                                                                            Chartered Financial Analyst.

         John C. Thompson, Vice President of the Investment Company, is the son of John W. Thompson, Chairman, Secretary and Director of the Investment Company.

         Directors and officers of the Investment Company who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Thompson Plumb Funds for serving as directors or officers. Those directors who are not so affiliated with the Advisor received $11,750 in fiscal year 2000, as set forth in the table below.

                                                                                                      TOTAL
                                                                           ESTIMATED              COMPENSATION
                                 AGGREGATE           PENSION OR              ANNUAL              FROM INVESTMENT
                               COMPENSATION          RETIREMENT          BENEFITS UPON               COMPANY
DIRECTOR                      FROM EACH FUND          BENEFITS             RETIREMENT           COMPLEX (3 FUNDS)
--------                      --------------          --------             ----------           -----------------
Mary Ann Deibele          $5,595.11 (Growth)            None                  None                   $11,750
                          $4,500.76(Balanced)
                          $1,654.13 (Bond)
John W. Feldt             $5,595.11 (Growth)            None                  None                   $11,750
                          $4,500.76(Balanced)
                          $1,654.13 (Bond)
Donald A. Nichols         $5,595.11 (Growth)            None                  None                   $11,750
                          $4,500.76(Balanced)
                          $1,654.13 (Bond)

         The directors did not receive any compensation in fiscal year 2000 from the Fund because it did not commence operations until December 1, 2001.

         For fiscal year 2001, those directors who are not affiliated with the Advisor will each receive $13,500 of total compensation from the four Thompson Plumb Funds, with the Fund paying a proportionate share of these fees based on the ratio of the Fund's total assets to the aggregate of the total assets of all four Thompson Plumb series.

         BOARD COMMITTEES

         The Board of Directors of the Investment Company has an audit committee and a nominating committee. The audit committee consults with the independent auditors for the Thompson Plumb Funds on matters pertaining to their audits of the Thompson Plumb Funds' annual financial statements. The audit committee consists of Mary Ann Deibele, John W. Feldt and Donald A. Nichols, none of whom is an "interested" person of the Investment Company. The audit committee met one time during the fiscal year ended November 30, 2000.

         The nominating committee considers and recommends nominees for directors to the Board. The nominating committee consists of Mary Ann Deibele, John W. Feldt and Donald A. Nichols. The nominating committee did not meet during the fiscal year ended November 30, 2000.

         DIRECTOR OWNERSHIP OF FUND SHARES

         Because the Fund commenced operations on December 1, 2001, no director owned any shares of the Fund as of December 31, 2000. The table set forth below state the dollar range of shares of the other Thompson Plumb Funds owned by the directors of the Investment Company as of December 31, 2000:

                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                 DOLLAR RANGE OF EQUITY                   SECURITIES IN ALL
               DIRECTOR                         SECURITIES IN EACH FUND               FUNDS OVERSEEN BY DIRECTOR
               --------                         -----------------------               --------------------------
George H. Austin                         Over $100,000     (Growth Fund)                    Over $100,000
                                         Over $100,000     (Balanced Fund)
                                         Over $100,000     (Bond Fund)
Mary Ann Deibele                         Over $100,000     (Growth Fund)                    Over $100,000
                                         Over $100,000     (Balanced Fund)
                                         None              (Bond Fund)
John W. Feldt                            $10,001 - $50,000 (Growth Fund)                 $50,001 - $100,000
                                         $10,001 - $50,000 (Balanced Fund)
                                         None              (Bond Fund)
Donald A. Nichols                        None              (Growth Fund)                  $10,001 - $50,000
                                         $10,001-$50,000   (Balanced Fund)
                                         None              (Bond Fund)
Thomas G. Plumb                          Over $100,000     (Growth Fund)                    Over $100,000
                                         Over $100,000     (Balanced Fund)
                                         None              (Bond Fund)
John W. Thompson                         Over $100,000     (Growth Fund)                    Over $100,000
                                         None              (Balanced Fund)
                                         None              (Bond Fund)

         CODE OF ETHICS

         The Investment Company and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Fund. The code permits personnel of the Investment Company and the Advisor to invest in securities including securities that may be purchased or held by the Fund, subject to certain exceptions and pre-clearance procedures.

                   ADVISORY, ADMINISTRATIVE AND OTHER SERVICES

         Thompson, Plumb & Associates, Inc. acts as the investment advisor and administrator for the Fund. John W. Thompson and Thomas G. Plumb each own 50% of the outstanding shares of the Advisor. The Advisor manages the investment and reinvestment of the Fund, provides the Fund with personnel, facilities and administrative services, and supervises the Fund's daily affairs, all subject to the supervision of the Board of Directors of the Investment Company. The Advisor formulates and implements a continuous investment program for the Fund consistent with its investment objective, policy and restrictions.

         The administrative obligations of the Advisor include: (a) providing supervision of all aspects of the Fund's non-investment operations, such as custody of the Fund's assets, shareholder servicing and legal and audit services (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to the Fund's agreements with their custodian and shareholder servicing agent), (b) providing the Fund, to the extent not provided pursuant to such agreements or the agreement with the Fund's accounting services agent, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, such as preparing budgets, supplying information for the Prospectus, this Statement of Additional Information and various reports, and handling meetings of shareholders, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation of the Fund's tax returns, reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the SEC and other regulatory authorities, all at the expense of the Fund, (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services in Madison, Wisconsin, and (e) maintaining all of the records of the Fund other than those maintained pursuant to such agreements.

         The Advisory Agreement pursuant to which the Advisor is retained by the Fund provides for compensation to the Advisor (computed daily and paid monthly) at the annual rate of 1.00% of the first $50 million of average daily net assets of the Fund, and 0.90 of 1% of average daily net assets in excess of $50 million. The Advisor earned no fees for serving as the investment advisor and administrator for the Fund during the last three fiscal years because it did not commence operations until December 1, 2001.

         The Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Advisory Agreement also provides that the Fund will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except liability to the Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Advisory Agreement between the Advisor and the Fund was approved by the Board of Directors, including a majority of the disinterested Directors, on July 19, 2001, and by the initial shareholder of the Fund on November 30, 2001. The Advisory Agreement will continue from year to year with respect to the Fund provided such continuance is specifically approved at least annually, (a) by the vote of the outstanding shares of the Fund or by the Directors of the Fund, and
(b) by the vote of a majority of the Directors of the Fund who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the Directors of the Fund or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

         ACCOUNTING SERVICES AGENT

         Under its Accounting Services Agreement with the Fund, the Advisor maintains and keeps current certain accounts and financial records of the Fund, prepares the financial statements of the Fund as required by the 1940 Act and calculates the net asset value per share of the Fund on a daily basis.

         The Advisor earned no fees for providing services to the Fund during the last three fiscal years because it did not commence operations until December 1, 2001.

         EXPENSES

         The Fund is responsible for the payment of its own expenses. Such expenses include, without limitation: the fees payable to the Advisor; the fees and expenses of the Fund's custodian and transfer and dividend disbursing agent; the cost of stock certificates; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Fund; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Fund's existing shareholders and regulatory authorities; compensation and expenses of the Fund's Directors; and extraordinary expenses incurred by the Fund. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

         The Advisor has agreed to reimburse the Fund for all expenses it incurs from its inception, December 1, 2001, through November 30, 2002, in excess of 1.30% of its average daily net assets.

         TRANSFER AND DIVIDEND DISBURSING AGENT

         Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, P.O. Box 701, Milwaukee, Wisconsin 53201, is the transfer and dividend disbursing agent for the Fund.

         CUSTODIAN

         Firstar Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the custodian of the Fund's portfolio securities and cash.

         COUNSEL AND INDEPENDENT ACCOUNTANTS

         Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as general counsel to the Fund.

         PricewaterhouseCoopers LLP, 650 Third Avenue South, Suite 1300, Minneapolis, Minnesota 55402, serves as independent accountants for the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In addition, the Advisor may place orders for portfolio transactions with brokers who recommend the purchase of shares of the Fund to clients if the Advisor believes that such brokers' commissions or dealer spreads, quality of execution and the overall quality of brokerage and research services are comparable to those of other brokers. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

         In selecting brokers to effect portfolio transactions for the Fund, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized data bases and the software for analyzing such data bases, and the availability of the brokerage firm's analysts for consultation. Where computer software serves other functions than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bears such part of the cost itself. While the Advisor believes such information and services have substantial value, the Advisor considers them supplemental to its own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Fund may benefit from services available to the Advisor as a result of transactions for other clients. The Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon
Section 28(e) of the Securities Exchange Act of 1934. Such section generally permits the Advisor to cause the Fund to pay a broker or dealer, who provides brokerage and research services to the Advisor, an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the Fund and the other accounts as to which the Advisor exercises investment discretion.

         On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as the Advisor's other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment advisor), the Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund.

                                PERFORMANCE DATA

         GENERAL

         From time to time the Fund may advertise yield and total return for various periods of investment. Such information will always include uniform performance calculations based on standardized methods established by the Securities and Exchange Commission, and may also include other total return information. Yield is based on historical earnings and total return is based on historical calculated earnings; neither is intended to indicate future performance. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of its portfolio securities in the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors, in addition to differences in the methods used in calculating performance information, when comparing the Fund's performance to the performance data established for alternative investments.

         AVERAGE ANNUAL TOTAL RETURN

         Standardized annual total return for the Fund is computed by finding the average annual compounded rates of return over the one, five and ten-year periods (or the portion thereof during which the Fund has been in existence) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                 P(1+T)(n)=ERV


WHERE:

         Average annual total return;
         n        =        number of years and portion of a year;
         ERV      =        ending redeemable value (of the hypothetical $1,000
                           payment) at the end of the 1, 5 and 10-year periods,
                           or fractional portion thereof, after deduction of all
                           non-recurring charges to be deducted, assuming
                           redemption at the end of the period; and
         P        =        $1,000 (the hypothetical initial payment).

         CURRENT YIELD

         Current yield quotations for the Fund are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                             Yield=2[(a-b+1)(6)-1]
                                      ---
                                      cd
WHERE:

         a        =        dividends and interest earned during the period;
         b        =        expenses accrued for the period (net of
                           reimbursements);
         c        =        the average daily number of shares outstanding during
                           the period that were entitled to receive dividends;
                           and
         d        =        the maximum offering price per share on the last day
                           of the period.

         For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. Interest earned on mortgage backed securities will be calculated using the coupon rate and principal amount after adjustment for a monthly paydown. Income earned on equity securities is determined by using the stated annual dividend rate applied over the performance period. Because the investment objectives of the Fund do not relate solely to current income, the Fund will not typically advertise yield.

         The performance data for the Fund is based on historical results and is not intended to indicate future performance. The Fund's total return will vary based on market conditions, Fund expenses, portfolio investments and other factors. The value of the Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption.

         OTHER PERFORMANCE INFORMATION

         The Fund may from time to time advertise its comparative performance as measured by various independent sources, including, without limitation, Lipper Inc., Barron's, The Wall Street Journal, The New York Times, U.S.A. Today, Weisenberger Investment Companies Service, Consumer Reports, Time, Newsweek, U.S. News and World Report, Business Week, Financial World, U.S. News and World Reports, Milwaukee Journal Sentinel, Wisconsin State Journal, Forbes, Fortune, Money, Morningstar Publications, Standard & Poors/Lipper Mutual Fund Profiles and The Individual Investor's Guide to No-Load Mutual Funds. The Fund may also note its mention in, or inclusion in lists or rankings prepared or published by, such independent sources and other newspapers, magazines and media from time to time. However, the investment company assumes no responsibility for the accuracy of such information. In addition, the Fund may from time to time advertise its performance relative to certain other mutual funds or groups of funds, indices and benchmark investments, including, without limitation, the Value Line Index, Lipper Multi-Cap Core Equity Funds Average, Lipper Capital Appreciation Fund Average,

Lipper Growth Funds Average, Lipper General Equity Funds Average, Lipper Equity Funds Average, Morningstar Growth Average, Morningstar Equity Fund Average, Morningstar Hybrid Average, Morningstar All Equity Funds Average, Morningstar General Equity Average, Dow Jones Industrial Average, New York Stock Exchange Composite Index, American Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, Russell 2000 Small Stock Index, Russell Mid-Cap Stock Index, Russell 2500 Index, Standard & Poor's 400 Industrials, Standard & Poor's 100, Wilshire 5000, Wilshire 4500, Wilshire 4000, Lehman Brothers Intermediate Government/Credit Bond Index, Nasdaq Industrials, Nasdaq-OTC Price Index and Consumer Price Index.

         The Fund may advertise its rankings as published by Lipper in its categories or sub-categories, as well as its rating by Morningstar, Inc. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and Morningstar. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Fund's risk (which is a function of the Fund's monthly returns less the three-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, then next 35% labeled three star, the next 22.5% labeled two star and bottom 10% rated one star. A high rating reflects either above-average returns or below-average risks, or both.

                                      TAXES

         The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"), and to take all other action required so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. If the Fund were to fail to qualify as a regulated investment company under the Code, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

         The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from the Fund may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

         Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

         All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

         The Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Fund or its shareholders. Dividends declared in October, November or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

         Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 31% backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

         The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

                       CAPITAL STOCK AND OTHER SECURITIES

         GENERAL

         The authorized capital stock of the Investment Company consists of 100 million shares of Common Stock, $.001 par value per share. The shares of Common Stock are presently divided into four series: the Growth Fund, consisting of 40 million authorized shares of Common Stock; the Balanced Fund, consisting of 20 million authorized shares of Common Stock; the Bond Fund, consisting of 10 million authorized shares of Common Stock; and the Select Fund, consisting of 20 million authorized shares of Common Stock. The Board of Directors may authorize the issuance of additional series of Common Stock (funds) and may increase or decrease the number of shares in each series.

         Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable, except that shareholders are subject to personal liability under
Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees of the Fund for services performed, but not exceeding six months' service in any one case. The Fund currently has no employees and does not intend to have employees in the future. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion or accumulative voting rights and are freely transferable. Shares of Common Stock can be issued as full shares or fractions of shares. If a fraction of share has the same kind of rights and privileges as a full share.

         Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Investment Company's Articles of Incorporation or Bylaws. Shareholders of all of the Thompson Plumb Funds vote together to elect a single Board of Directors of the Investment Company and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one fund, only the shareholders of that fund are entitled to vote. On matters relating to all Thompson Plumb Funds, but affecting individual Thompson Plumb Funds differently (such as a new Advisory Agreement), separate votes by shareholders of each fund are required. The Investment Company's Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Thompson Plumb Funds' outstanding shares must be called) for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SHARES

         The following table sets forth the names, addresses and percentage ownership of each person who owns of record or is known to management to own beneficially 5% or more of the outstanding shares of each Thompson Plumb Fund as of August 31, 2001. Other than those named below, no person controls any Fund.

RECORD OR BENEFICIAL OWNER                                                             PERCENTAGE OWNERSHIP
--------------------------                                                             --------------------
GROWTH FUND:

         Charles Schwab (record)                                                              23.30%
         101 Montgomery Street
         San Francisco, CA  94104-4122

         State Street Bank & Trust (record)                                                    6.25%
         801 Pennsylvania Avenue
         Kansas City, MO  64105-1307

         Old Kent Bank (record)                                                                6.18%
         4420 44th Street, Suite A
         Grand Rapids, MI  49512-4011

         All officers and directors of the Investment Company as a group                       2.23%

BALANCED FUND:

         Charles Schwab (record)                                                              13.18%
         101 Montgomery Street
         San Francisco, CA 94104-4122

RECORD OR BENEFICIAL OWNER                                                             PERCENTAGE OWNERSHIP
--------------------------                                                             --------------------
         State Street Bank & Trust (record)                                                    8.11%
         801 Pennsylvania Avenue
         Kansas City, MO  64105-1307

         All officers and directors of the Investment Company
         as a group                                                                            2.45%

BOND FUND:

         Old Kent Bank (record)                                                               30.62%
         4420 44th Street, Suite A
         Grand Rapids, MI  49512-4011

         CAPINCO (record)                                                                     27.37%
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         Owens Ayres Profit Sharing Plan (beneficial)                                         15.52%
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         UW Platteville Foundation (beneficial)                                               10.86%
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         UW Eau Claire Foundation (beneficial)                                                 9.52%
         c/o Old Kent Bank
         4420 44th Street, Suite A
         Grand Rapids, MI  49512-4011

         Strand Associates Profit Sharing (beneficial)                                         7.72%
         c/o Old Kent Bank
         4420 44th Street, Suite A
         Grand Rapids, MI  49512-4011

         Charles Schwab (record)                                                               5.83%
         101 Montgomery Street
         San Francisco, CA  94104-4122

RECORD OR BENEFICIAL OWNER                                                             PERCENTAGE OWNERSHIP
--------------------------                                                             --------------------
         Southwest Health Center (beneficial)                                                  5.19%
         c/o Old Kent Bank
         4420 44th Street, Suite A
         Grand Rapids, MI  49512-4011

         All officers and directors of the Investment Company
         as a group                                                                            0.65%

SELECT FUND:

         As of August 31, 2001, there were no shareholders of the Fund because the Fund did not commence operations until December 1, 2001.